Exhibit 24.1

                                  July 23, 2003


Thomas A. Fanning, Michael W. Southern and Wayne Boston


Dear Sirs:

         Mississippi Power Company proposes to file with the Securities and Exchange Commission a registration statement or statements under the Securities Act of 1933, as amended, with respect to its preferred stock, depositary preferred shares and debt instruments and preferred securities of a statutory business trust or trusts (or other special purpose entity or entities) and related guarantee or guarantees of the Company, or any combination of such securities, in aggregate amount of not to exceed $350,000,000.

         Mississippi Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney (with full power of substitution) for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission the aforementioned registration statement or statements and appropriate amendment or amendments thereto (including post-effective amendments), to be accompanied in each case by a prospectus and any appropriately amended prospectus or supplement thereto and any necessary exhibits.

         Mississippi Power Company hereby authorizes you or any one of you to execute said registration statement or statements and any amendments thereto (including post-effective amendments) on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

         The undersigned directors and officers of Mississippi Power Company hereby authorize you or any one of you to sign said registration statement or statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement or statements by appropriate amendment or amendments (including post-effective amendments) and to file the same as aforesaid.

                                            Yours very truly,

                                            MISSISSIPPI POWER COMPANY


                                            By:  /s/Michael D. Garrett
                                                 -------------------------
                                                 Michael D. Garrett
                                                 President, Chief Executive
                                                 Officer and Director

                                                      /s/Philip J. Terrell
         -----------------------------------          ------------------------
         Tommy E. Dulaney                             Philip J. Terrell


         /s/Michael D. Garrett                         /s/N. Eugene Warr
         -----------------------------------           -----------------------
         Michael D. Garrett                             N. Eugene Warr


         /s/Linda T. Howard                            /s/Michael W. Southern
         -----------------------------------           -----------------------
         Linda T. Howard                              Michael W. Southern


         /s/Robert C. Khayat                          /s/Vicki L. Pierce
         -----------------------------------          ------------------------
         Robert C. Khayat                             Vicki L. Pierce


                                                      /s/Frances V. Turnage
         -----------------------------------          ------------------------
         Aubrey K. Lucas                              Frances V. Turnage


         /s/George A. Schloegel
         -----------------------------------
         George A. Schloegel





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Extract from minutes of meeting of the board of directors of Mississippi Power
Company.

                        - - - - - - - - - - - - - - - - -

                  RESOLVED FURTHER, That for the purpose of signing such registration statement or statements and any amendment or amendments (including post-effective amendments) thereto, the Company, the members of its Board of Directors and its officers, be and they are hereby authorized to give their several powers of attorney Thomas A. Fanning, Michael W. Southern and Wayne Boston.

                        - - - - - - - - - - - - - - - - -

         The undersigned officer of Mississippi Power Company does hereby certify that the foregoing is a true and correct copy of a resolution duly and regularly adopted at a meeting of the Board of Directors of Mississippi Power Company, duly held on July 23, 2003, at which a quorum was in attendance and voting throughout and that said resolution has not since been rescinded but is still in full force and effect.

Dated:   August 22, 2003        MISSISSIPPI POWER COMPANY

                                 By  /s/ Wayne Boston
                                     ----------------------------------------
                                          Wayne Boston
                                          Assistant Secretary